UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March, 29 2004



                            PER-SE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                   000-19480                  58-1651222
(State or other jurisdiction    (Commission File No.)        (IRS Employer
        of incorporation)                                  Identification No.)


         2840 Mt. Wilkinson Parkway, Atlanta, Georgia                30339
          (Address of principal executive offices)                 (Zip Code)


                                 (770) 444-5300
              (Registrant's telephone number, including area code)








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Item 5.  Other Events and Regulation FD Disclosure.

        On March 29, 2004, Per-Se Technologies, Inc. issued a press release announcing that its Annual Report on Form 10-K for the fiscal year ended December 31, 2003, cannot be completed by the extended filing deadline of March 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements  and Exhibits.

       (c)        Exhibits

       99.1 Press Release dated March 29, 2004, announcing that the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2003, cannot be completed by the extended filing deadline of March 30, 2004.

                                   Signatures
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:    March 29, 2004


                                     PER-SE TECHNOLOGIES, INC.



                                     By: /s/ CHRIS E. PERKINS
                                         -------------------------------
                                          Chris E. Perkins
                                          Executive Vice President
                                          and Chief Financial Officer

                                  EXHIBIT INDEX

            Exhibit
              No.                           Description
            -------                         -----------

             99.1 Press Release dated March 29, 2004, announcing that the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2003, cannot be completed by the extended filing deadline of March 30, 2004.